Exhibit 99.1

 FOR IMMEDIATE RELEASE

NORWOOD FINANCIAL CORP
ANNOUNCES THIRD QUARTER EARNINGS

October 22, 2018 - Honesdale, Pennsylvania

Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp. (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended September 30, 2018 of $3,710,000 which represents an increase of $769,000 over the $2,941,000 earned in the same three-month period of 2017.  Net interest income improved $518,000 and other income increased $139,000 over the three-month period ending September 30, 2017.  Earnings per share (fully diluted) were $0.58 in the 2018 period, increasing from the $0.47 earned in the similar period of last year.  The annualized returns on average assets and average equity for the current three-month period were 1.28% and 12.55%, respectively, compared to 1.03% and 9.85% for the three-month period ending September 30, 2017.

Net income for the nine months ended September 30, 2018 totaled $10,352,000, which is $2,311,000 higher than the same period of 2017 primarily due to a $1,387,000 increase in net interest income and a $450,000 reduction in the provision for credit losses.  Earnings per share (fully diluted) for the nine months ended September 30, 2018 totaled $1.64 per share compared to $1.28 per share in the 2017 period.

Total assets as of September 30, 2018 were $1.157 billion with loans receivable of $819.2 million, deposits of $939.7 million and stockholders' equity of $116.7 million.  Total assets have increased $24.8 million during the past twelve months while loans and deposits have increased $63.2 million and $15.7 million, respectively.

Non-performing assets, which include non-performing loans and foreclosed real estate owned, totaled $2.4 million or 0.20% of total assets as of September 30, 2018 compared to $2.7 million or 0.23% of assets as of June 30, 2018 and $6.2 million or 0.55% of total assets as of September 30, 2017.  Net charge-offs were $421,000 for the quarter and totaled $704,000 for the nine months ended September 30, 2018 compared to $259,000 and $503,000, respectively, for the similar periods in 2017.  The allowance for loan losses totaled $8,280,000 as of September 30, 2018 and represented 719% of total non-performing loans, compared to $7,760,000 and 387% of non-performing loans as of September 30, 2017.

For the three months ended September 30, 2018, net interest income, on a fully taxable equivalent basis (fte), totaled $9,645,000, which represents an increase of $226,000 compared to the similar period in 2017 despite a lower tax-equivalent adjustment.  A $68.7 million increase in average loans outstanding contributed to the increased income.  Net interest margin (fte) for the 2018 period was 3.57% compared to 3.60% for the similar period in 2017, reflecting the lower tax-equivalent adjustment resulting from the Tax Cuts and Jobs Act.  Net interest income (fte) for the nine months ended September 30, 2018 totaled $28,212,000, an increase of $551,000 compared to the similar period in 2017 due primarily to a higher volume of earning assets.  The net interest margin (fte) year-to-date for the 2018 period was 3.52% compared to 3.55% in the same period of 2017.  The decrease in the net interest margin (fte) reflects the lower tax-equivalent adjustment resulting from the reduced corporate tax rate.

Other income for the three months ended September 30, 2018 totaled $1,997,000 compared to $1,858,000 for the similar period in 2017.  The increase was primarily attributed to non-recurring income related to the settlement of litigation.  For the nine months ended September 30, 2018, other income totaled $5,466,000 compared to $5,158,000 in the 2017 period.  Gains on sales of loans and securities totaled $228,000 in the 2018 year-to-date period compared to $234,000 in the corresponding 2017 period.  The 2017 period also includes a gain on the sale of deposits in the amount of $209,000.  Excluding gains from sales, other income improved $523,000 over the first nine months of 2017 primarily due to the non-recurring income related to the litigation settlement.

Other expenses totaled $6,572,000 for the three months ended September 30, 2018, compared to $6,239,000 in the similar period of 2017.  The higher level of expense during the 2018 period includes an increase of $368,000 for salaries and employee benefits offset partially by reduced foreclosed real estate costs.  For the nine months ended September 30, 2018, other expenses totaled $19,173,000 compared to $18,984,000 for the similar period in 2017, an increase of $189,000, or 1.0%.

Mr. Critelli commented, "Our earnings in 2018 have improved significantly over the first nine months of last year.  Pre-tax income has improved 18.8%, while net income increased 28.7%, reflecting the benefit of the reduced corporate tax rate.  Our key performance metrics improved over last year, annualized loan growth exceeds 9% in 2018, operating expenses remain well controlled and our capital base remains above regulatory "Well Capitalized" targets.  We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers."

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fourteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York.  The Company's stock is traded on the Nasdaq Global Market, under the symbol, "NWFL".

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words "believes", "anticipates", "contemplates", "expects", and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, government fiscal policies, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

This release references tax-equivalent interest income and net interest income, which are non-GAAP (Generally Accepted Accounting Principles) financial measures.  Tax-equivalent interest income and net interest income are derived from GAAP interest income and net interest income using an assumed tax rate of 21% for 2018 and 34% for 2017.  We believe the presentation of interest income and net interest income on a tax-equivalent basis ensures comparability of interest income and net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The following reconciles net interest income to net interest income on a taxable equivalent basis:

(dollars in thousands)	Three months ended September 30		Nine months ended September 30
	2018	2017	2018	2017
Net interest income	$9,388	$8,870	$27,410	$26,023
Tax equivalent basis adjustment using marginal tax rate	257	549	802	1,638
Net interest income on a fully taxable equivalent basis	$9,645	$9,419	$28,212	$27.661

This release also references average tangible equity, which is also a non-GAAP financial measure. Average tangible equity is calculated by deducting average goodwill and other intangible assets from average stockholders' equity. The Company believes that disclosure of tangible equity ratios enhances investor understanding of our financial position and improves the comparability of our financial data.

The following reconciles average equity to average tangible equity:

	Three months ended September 30		Nine months ended September 30
(dollars in thousands)	2018	2017	2018	2017

Average equity	$117,306	$118,420	$115,897	$115,647

Goodwill and other intangibles	(11,707)	(11,842)	(11,739)	(11,944)
Average tangible equity	$105,599	$106.578	$104,158	$103,703

Contact:     William S. Lance
    Executive Vice President &
                    Chief Financial Officer
    NORWOOD FINANCIAL CORP
    570-253-8505
                    www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share and per share data)
(unaudited)
	September 30
	2018	2017
ASSETS
Cash and due from banks	$17,073	$13,947
Interest-bearing deposits with banks	295	368
Cash and cash equivalents	17,368	14,315

Securities available for sale	247,517	285,706
Loans receivable	819,197	756,014
Less: Allowance for loan losses	8,280	7,760
Net loans receivable	810,917	748,254
Regulatory stock, at cost	3,261	3,115
Bank premises and equipment, net	13,797	12,922
Bank owned life insurance	37,718	36,839
Foreclosed real estate owned	1,209	4,243
Accrued interest receivable	3,792	3,729
Goodwill	11,331	11,331
Other intangible assets	364	496
Deferred tax asset	6,268	8,304
Other assets	3,206	2,699
TOTAL ASSETS	$1,156,748	$1,131,953

LIABILITIES
Deposits:
Non-interest bearing demand	$218,979	$212,844
Interest-bearing	720,735	711,178
Total deposits	939,714	924,022
Short-term borrowings	52,820	47,229
Other borrowings	36,649	31,771
Accrued interest payable	1,705	1,167
Other liabilities	9,180	10,072
TOTAL LIABILITIES	1,040,068	1,014,261

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 2018: 6,274,513 shares, 2017: 6,246,662 shares	628	625
Surplus	48,087	47,467
Retained earnings	76,645	71,210
Treasury stock, at cost: 2018: 5,729 shares, 2017: 11,724 shares	(188)	(341)
Accumulated other comprehensive loss	(8,492)	(1,269)
TOTAL STOCKHOLDERS' EQUITY	116,680	117,692

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,156,748	$1,131,953

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
INTEREST INCOME
Loans receivable, including fees	$9,301	$8,289	$26,645	$24,020
Securities	1,483	1,605	4,543	4,856
Other	2	2	63	37
Total Interest income	10,786	9,896	31,251	28,913

INTEREST EXPENSE
Deposits	1,116	828	3,198	2,392
Short-term borrowings	111	82	201	138
Other borrowings	171	116	442	360
Total Interest expense	1,398	1,026	3,841	2,890
NET INTEREST INCOME	9,388	8,870	27,410	26,023
PROVISION FOR LOAN LOSSES	375	600	1,350	1,800
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,013	8,270	26,060	24,223

OTHER INCOME
Service charges and fees	1,129	1,105	3,211	3,056
Income from fiduciary activities	151	160	463	395
Net realized gains on sales of securities	13	129	213	167
Gains on sales of loans, net	15	-	15	67
Gains on sale of deposits	-	-	-	209
Earnings and proceeds on life insurance policies	297	320	848	850
Other	392	144	716	414
Total other income	1,997	1,858	5,466	5,158

OTHER EXPENSES
Salaries and employee benefits	3,577	3,209	10,445	9,639
Occupancy, furniture and equipment	910	799	2,659	2,519
Data processing and related operations	368	354	1,027	1,022
Taxes, other than income	153	233	480	693
Professional fees	301	217	760	706
FDIC Insurance assessment	87	97	265	283
Foreclosed real estate	(26)	303	68	1,028
Amortization of intangibles	29	35	97	115
Other	1,173	992	3,372	2,979
Total other expenses	6,572	6,239	19,173	18,984

INCOME BEFORE TAX	4,438	3,889	12,353	10,397
INCOME TAX EXPENSE	728	948	2,001	2,356
NET INCOME	$3,710	$2,941	$10,352	$8,041

Basic earnings per share	$0.59	$0.47	$1.66	$1.29

Diluted earnings per share	$0.58	$0.47	$1.64	$1.28

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended September 30	2018	2017

Net interest income	$9,388	$8,870
Net income	3,710	2,941

Net interest spread (fully taxable equivalent)	3.40%	3.48%
Net interest margin (fully taxable equivalent)	3.57%	3.60%
Return on average assets	1.28%	1.03%
Return on average equity	12.55%	9.85%
Return on average tangible equity	13.94%	10.95%
Basic earnings per share	$0.59	$0.47
Diluted earnings per share	$0.58	$0.47

For the Nine Months Ended September 30	2018	2017

Net interest income	$27,410	$26,023
Net income	10,352	8,041

Net interest spread (fully taxable equivalent)	3.37%	3.44%
Net interest margin (fully taxable equivalent)	3.52%	3.55%
Return on average assets	1.21%	0.96%
Return on average equity	11.94%	9.30%
Return on average tangible equity	13.29%	10.37%
Basic earnings per share	$1.66	$1.29
Diluted earnings per share	$1.64	$1.28

As of September 30

Total assets	$1,156,748	$1,131,953
Total loans receivable	819,197	756,014
Allowance for loan losses	8,280	7,760
Total deposits	939,714	924,022
Stockholders' equity	116,680	117,692
Trust assets under management	164,852	151,373

Book value per share	$18.49	$18.46
Tangible book value per share	$16.62	$16.54
Equity to total assets	10.09%	10.40%
Allowance to total loans receivable	1.01%	1.03%
Nonperforming loans to total loans	0.14%	0.27%
Nonperforming assets to total assets	0.20%	0.55%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	September 30	June 30	March 31	December 31	September 30
	2018	2018	2018	2017	2017
ASSETS
Cash and due from banks	$17,073	$15,193	$10,103	$16,212	$13,947
Interest-bearing deposits with banks	295	914	2,039	485	368
Cash and cash equivalents	17,368	16,107	12,142	16,697	14,315

Securities available for sale	247,517	259,442	265,862	281,121	285,706
Loans receivable	819,197	803,773	775,681	764,092	756,014
Less: Allowance for loan losses	8,280	8,326	8,099	7,634	7,760
Net loans receivable	810,917	795,447	767,582	756,458	748,254
Regulatory stock, at cost	3,261	2,313	2,545	3,505	3,115
Bank owned life insurance	37,718	37,485	37,270	37,060	36,839
Bank premises and equipment, net	13,797	13,894	13,808	13,864	12,922
Foreclosed real estate owned	1,209	1,386	1,436	1,661	4,243
Goodwill and other intangibles	11,695	11,725	11,758	11,793	11,827
Other assets	13,266	12,794	14,634	10,757	14,732
TOTAL ASSETS	$1,156,748	$1,150,593	$1,127,037	$1,132,916	$1,131,953

LIABILITIES
Deposits:
Non-interest bearing demand	$218,979	$216,472	$204,027	$205,138	$212,844
Interest-bearing deposits	720,735	734,417	736,122	724,246	711,178
Total deposits	939,714	950,889	940,149	929,384	924,022
Borrowings	89,469	73,608	62,998	78,475	79,000
Other liabilities	10,885	10,563	10,052	9,318	11,239
TOTAL LIABILITIES	1,040,068	1,035,060	1,013,199	1,017,177	1,014,261

STOCKHOLDERS' EQUITY	116,680	115,533	113,838	115,739	117,692

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,156,748	$1,150,593	$1,127,037	$1,132,916	$1,131,953

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	September 30	June 30	March 31	December 31	September 30
Three months ended	2018	2018	2018	2017	2017
INTEREST INCOME
Loans receivable, including fees	$9,301	$8,857	$8,487	$8,503	$8,289
Securities	1,483	1,536	1,524	1,560	1,605
Other	2	43	18	12	2
Total interest income	10,786	10,436	10,029	10,075	9,896

INTEREST EXPENSE
Deposits	1,116	1,052	1,029	985	828
Borrowings	282	169	193	206	198
Total interest expense	1,398	1,221	1,222	1,191	1,026
NET INTEREST INCOME	9,388	9,215	8,807	8,884	8,870
PROVISION FOR LOAN LOSSES	375	425	550	400	600
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	9,013	8,790	8,257	8,484	8,270

OTHER INCOME
Service charges and fees	1,129	1,101	980	1,023	1,105
Income from fiduciary activities	151	175	137	116	160
Net realized gains on sales of securities	13	58	142	181	129
Gains on sales of loans, net	15	-	-	-	-
Earnings and proceeds on life insurance policies	297	279	273	283	320
Other	392	161	162	151	144
Total other income	1,997	1,774	1,694	1,754	1,858

OTHER EXPENSES
Salaries and employee benefits	3,577	3,406	3,462	3,211	3,209
Occupancy, furniture and equipment, net	910	857	892	841	799
Foreclosed real estate	(26)	114	(19)	136	303
FDIC insurance assessment	87	86	92	94	97
Other	2,024	1,890	1,821	1,604	1,831
Total other expenses	6,572	6,353	6,248	5,886	6,239

INCOME BEFORE TAX	4,438	4,211	3,703	4,352	3,889
INCOME TAX EXPENSE	728	698	574	4,195	948
NET INCOME	$3,710	$3,513	$3,129	$157	$2,941

Basic earnings per share	$0.59	$0.57	$0.50	$0.03	$0.47

Diluted earnings per share	$0.58	$0.56	$0.50	$0.03	$0.47

Book Value per share	$18.49	$18.35	$18.45	$18.61	$18.46
Tangible Book Value per share	16.62	16.47	16.56	16.71	16.54

Return on average assets (annualized)	1.28%	1.23%	1.13%	0.05%	1.03%
Return on average equity (annualized)	12.55%	12.25%	11.00%	0.52%	9.85%
Return on average tangible equity (annualized)	13.94%	13.64%	12.25%	0.58%	10.95%

Net interest spread (fte)	3.40%	3.40%	3.31%	3.44%	3.48%
Net interest margin (fte)	3.57%	3.54%	3.46%	3.56%	3.60%

Allowance for loan losses to total loans	1.01%	1.04%	1.04%	1.00%	1.03%
Net charge-offs to average loans (annualized)	0.21%	0.10%	0.04%	0.28%	0.14%
Nonperforming loans to total loans	0.14%	0.16%	0.22%	0.32%	0.27%
Nonperforming assets to total assets	0.20%	0.23%	0.28%	0.37%	0.55%